Exhibit 10.8

Chaparral Steel Company Financial Security Plan

AMENDED AND RESTATED FINANCIAL SECURITY PLAN

OF

CHAPARRAL STEEL COMPANY

Effective July 29, 2005

AMENDED AND RESTATED FINANCIAL SECURITY PLAN

OF

CHAPARRAL STEEL COMPANY

AMENDED AND RESTATED FINANCIAL SECURITY PLAN

OF

CHAPARRAL STEEL COMPANY

ARTICLE I

PREAMBLE AND PURPOSE

1.1

Preamble. Chaparral Steel Company, a Delaware corporation (the “Company”), established the Financial Security Plan of Chaparral Steel Company (the “Original Plan”) effective July 29, 2005 pursuant to Section 5.18(b)(i) of that certain Separation and Distribution Agreement, dated July 6, 2005, between the Company and Texas Industries, Inc. (the “Separation Agreement”) to provide for the payment of benefits as provided in the Separation Agreement which accrued prior to July 29, 2005 in the Texas Industries, Inc. Financial Security Plan (the “TXI FSP”) with respect “Chaparral Business Employees” as that term is defined in the Separation Agreement and to provide for the payment of benefits to Eligible Employees employed by the Company and its Subsidiaries on and after July 29, 2005.

By this instrument, the Company is amending and restating the Original Plan as of the Effective Date to comply with the provisions of section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and to incorporate certain design changes desired by the Company. Certain provisions of the TXI FSP, as in effect immediately prior to July 29, 2005, apply to certain Transfer Participants as provided in such Participants’ Plan Agreements.

The Company may purchase insurance or adopt one or more trusts to serve as a possible source of funds for the payment of benefits under this Plan.

1.2

Purpose. Through this Plan, the Company intends to permit the deferral of compensation and to provide certain benefits to a select group of management or highly compensated employees of the Company and its Subsidiaries.

End of Article I

ARTICLE II

DEFINITIONS AND CONSTRUCTION

2.1

Definitions. Capitalized terms used but not otherwise defined herein will have the meaning set forth in this Section 2.1, unless a different meaning is required by the context in which the word or phrase is used.

(a)

“Administrative Committee” means those members of the Committee appointed pursuant to Article XI for the purpose of administering this Plan with respect to Participants who are not Executive Officers of the Company.

(b)	“Beneficiary” means the individuals entitled to receive benefits under this Plan upon the death of a Participant.

(c)

“Beneficiary Designation” means the form of written agreement, attached hereto as Appendix C, by which a Participant designates a Beneficiary or Beneficiaries. A Transfer Participant’s Beneficiary Designation with respect to the TXI FSP as in effect immediately prior to July 29, 2005 will apply to this Plan until the Transfer Participant amends or revokes such Beneficiary Designation.

(d)	“Cause” means any action involving willful malfeasance or gross negligence or material non-feasance.

(e)

“Committee” means (i) with respect to Participants who are not Executive Officers, the Administrative Committee appointed to manage and administer this Plan in accordance with the provisions of Article XI, and (ii) with respect to Executive Officers of the Company, the Board of Directors of the Company or a committee of directors selected by the Board of Directors.

(f)

“Covered Salary” means the Participant’s base annual salary excluding bonuses or other fringe benefits, if any, which the Participant chooses in the Participant’s Plan Agreement as a basis for computation of the Retirement or Death Benefit pursuant to the terms and conditions of this Plan.

(g)	“Death Benefit” means any benefit to which a Participant is entitled as described in Article V.

(h)	“Deferrals” means those amounts of Covered Salary the Participant elects to defer under this Plan as set forth in the Participant’s Election to Participate and Plan Agreement.

(i)	“Deferred Retirement Benefit” means the benefit described in Section 4.4.

(j)	“Disability” or “Disabled” means that the Participant is totally and permanently disabled within the meaning of the long-term disability plan sponsored by the Employer.

(k)	“Disability Benefit” means the benefit described in Section 6.1.

(l)	“Early Retirement Age” means age sixty (60) unless specified otherwise in the Participant’s Plan Agreement.

(m)	“Early Retirement Benefit” means the benefit described in Section 4.3.

(n)

“Early Retirement Date” means, unless specified otherwise in the Participant’s Plan Agreement, the first day of any month following the month in which the Participant has attained Early Retirement Age and has Retired; provided such day occurs prior to the day the Participant attains Normal Retirement Age.

(o)	“Effective Date” means July 29, 2005.

(p)

“Election Form” means the form of written agreement attached as Appendix D entered into by the Participant irrevocably electing to delay payment of his Early Retirement Benefit or Normal Retirement Benefit for a period of five (5) years.

(q)

“Election to Participate” means the form of written agreement attached as Appendix A that will be executed and entered into between a Participant and the Employer specifying the amount of Covered Salary to be deferred under this Plan as provided in Article III. A Transfer Participant’s Election to Participate with respect to the TXI FSP as in effect immediately prior to July 29, 2005 will apply to this Plan, substituting the Company for the “employer” defined therein, until the Transfer Participant amends or revokes such Election to Participate.

(r)

“Eligible Employee” means any Employee who is selected by the Committee and who is in the regular full time employment of the Company or one of its Subsidiaries as determined by the personnel rules and practices of the Company or the Subsidiary.

(s)

“Employee” means an individual employed by the Employer in the relationship of employer and employee. The term does not include persons who are retained as consultants, leased employees as defined under section 414(n) of the Code or other independent contractors even if such persons are determined by the Employer, the Internal Revenue Service, the Department of Labor or a court of competent jurisdiction to be common law employees of the Employer.

(t)

“Employer” means the Company and each Subsidiary who has adopted this Plan as a participating employer who has one or more Eligible Employees who have been selected by the Committee to participate in this Plan as provided in Article III. Where the context dictates, the term “Employer” as used herein refers to a particular Employer which has entered into an Election to Participate and a Plan Agreement with a specific Participant.

(u)	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(v)

“Executive Officers” means (i) the persons designated as “Executive Officers” by the Board of Directors of the Company and (ii) those persons described in Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended.

(w)	“Five Percent Owner” means a five percent (5%) owner within the meaning of section 416(i) of the Code.

(x)

“Key Employee” means a key employee within the meaning of section 416(i) of the Code. The determination of Key Employees will be based upon a twelve (12) month period ending on December 31 of each year (i.e., the identification date). Employees who are Key Employees during such twelve (12) month period will be treated as Key Employees for the twelve (12) month period beginning on the first day of the fourth month following the end of the twelve (12) month period (i.e., since the identification date is December 31, then the twelve (12) month period to which it applies begins on the next following April 1).

(y)	“Late Retirement Benefit” means the benefit to be paid to a Participant pursuant to Section 4.2.

(z)

“Level of Participation” means the percentage of Covered Salary (either fifty percent (50%) or one hundred percent (100%)) selected by a Participant in connection with the Participant’s participation in this Plan.

(aa)	“Normal Retirement Age” means age sixty-five (65) unless specified otherwise in the Participant’s Plan Agreement.

(bb)	“Normal Retirement Benefit” means the benefit described in Section 4.1.

(cc)	“Normal Retirement Date” means, unless specified otherwise in the Participant’s Plan Agreement, the first day of the month following the month in which the Participant attains Normal Retirement Age.

(dd)	“One Percent Owner” means a one percent (1%) owner within the meaning of section 416(i) of the Code.

(ee)

“Open Enrollment Period” means the period occurring each year during which an Eligible Employee may select his or her Level of Participation and elect to defer Covered Salary for a subsequent Plan Year pursuant to Article III.

(ff)

“Original Entry Date” means with respect to every Participant (except a Transfer Participant who was a participant in the TXI FSP (Plan D) immediately prior to the Effective Date), the date the Participant commenced participation in this Plan (or the TXI FSP with respect to a Transfer Participant) and with respect to a Transfer Participant who was a participant in the TXI FSP (Plan D) immediately prior to the Effective Date, the date such Participant became an employee of Texas Industries, Inc. or one of its subsidiaries.

(gg)

“Participant” means an Eligible Employee who is selected by the Committee and elects to participate in this Plan as provided in Article III. Notwithstanding the foregoing, each person who is a Transfer Participant will be treated as a Participant in this Plan effective as of July 29, 2005.

(hh)	“Plan” means this Amended and Restated Financial Security Plan of Chaparral Steel Company, which will be evidenced by this instrument and by each Election to Participate and Plan Agreement.

(ii)

“Plan Agreement” means, the written agreement in the form attached hereto as Appendix B (including Appendix B-A, Appendix B-B and Appendix B-D, to the extent applicable), which is entered into by and between an Employer and a Participant. A Transfer Participant’s Plan Agreement with respect to the TXI FSP as in effect immediately prior to July 29, 2005 will apply to this Plan, substituting the Company for the “employer” defined therein, until the Transfer Participant revokes such Plan Agreement or replaces such Plan Agreement with a form of Plan Agreement attached to this Plan.

(jj)

“Plan Entry Date” means, with respect to a Transfer Participant who was a participant in the TXI FSP (Plan D) immediately prior to the Effective Date, the date the Participant commenced participation in the TXI FSP. The Plan Entry Date is only applicable in the event this Plan is terminated and liquidated as provided in Section 8.2(b).

(kk)	“Plan Year” means each twelve (12) month period (beginning January 1 and ending December 31) included within the term of this Plan.

(ll)

“Retirement” and “Retire” means a Participant’s separation from service with the Company and its Subsidiaries after having become fully Vested and on or after his or her attainment of Early Retirement Age or Normal Retirement Age.

(mm)	“Retirement Benefit” means any benefit to which a Participant is entitled as described in Article IV.

(nn)

“Special Enrollment Period” means the thirty (30) day period after an Eligible Employee is employed by the Employer and advised of his or her eligibility to participate in this Plan during which the Eligible Employee may select his or her Level of Participation and elect to defer his or her Covered Salary earned after such election pursuant to Article III. The Committee may also designate certain periods as Special Enrollment Periods to the extent permitted under section 409A of the Code.

(oo)

“Subsidiary” means any business organization in which the Company, directly or indirectly, owns an ownership interest, excluding ownership interests the Company may hold in its fiduciary capacity as trustee or otherwise, and any other business organization that the Board of Directors designates as a Subsidiary for purposes of this Plan.

(pp)

“Transfer Participant” means a person who is a Chaparral Business Employee, as that term is defined in the Separation Agreement, whose benefit under the TXI FSP has been assumed by the Company pursuant to Section 5.18(b)(ii) of the Separation Agreement.

(qq)	“TXI FSP” means the Texas Industries, Inc. Financial Security Plan.

(rr)

“Vested” or “Vesting” means the status that a Participant obtains with respect to the Retirement Benefit attributable to each Level of Participation selected under this Plan that is based on either such Participant’s years of Plan participation or the occurrence of a specified event (e.g., Disability or death). Generally, a Participant will become Vested with respect to the Retirement Benefit attributable to each Level of Participation selected under this Plan once he or she has completed five (5) consecutive years of Plan participation, with such status accruing at the rate of twenty percent (20%) each year. For purposes of determining years of participation, a Transfer Participant’s participation in the TXI FSP will be considered as participation in this Plan. However, the Committee, in it sole and absolute discretion, may prescribe alternative conditions under which a Participant will become Vested; provided, such conditions are set forth in the Participant’s Plan Agreement.

(ss)

“Vested Percentage” means the percent to which a Participant is Vested in the benefits to be provided under this Plan (i.e., twenty percent (20%), forty percent (40%), sixty percent (60%), eighty percent (80%) or one hundred percent (100%)).

2.2

Construction. If any provision of this Plan is determined to be for any reason invalid or unenforceable, the remaining provisions of this Plan will continue in full force and effect. All of the provisions of this Plan will be construed and enforced in accordance with the laws of the State of Texas and will be administered according to the laws of such state, except as otherwise required by ERISA, the Code or other applicable federal law. Headings and subheadings of this Plan are for the purpose of reference only and are not to be considered in the construction of this Plan.

End of Article II

ARTICLE III

ELIGIBILITY AND MEMBERSHIP

3.1

Open Enrollment Period. The Committee will have the sole discretion to determine the Eligible Employees who are eligible to become Participants in accordance with the purpose of this Plan. During the Open Enrollment Period, each Eligible Employee will be contacted and informed that he or she may select a Level of Participation and elect to defer portions of his or her Covered Salary to this Plan for the following Plan Year and will be provided with an Election to Participate and a Plan Agreement. An Eligible Employee will become a Participant by completing such forms and selecting a Level of Participation and making a Deferral election pursuant to Section 3.3.

3.2

Eligibility on Initial Employment. If an Eligible Employee is first designated by the Committee to be a Participant after the commencement of a Plan Year, then as permitted pursuant to section 409A of the Code, such Eligible Employee may elect to participate in this Plan during the Special Enrollment Period for the remainder of such Plan Year by selecting a Level of Participation and electing to defer portions of his or her Covered Salary to this Plan for such year. Such Eligible Employee will be provided with an Election to Participate and Plan Agreement and will become a Participant by completing such forms and selecting a Level of Participation and making a Deferral election pursuant to Section 3.3.

3.3

Level of Participation and Deferral of Covered Salary. Each Eligible Employee who desires to become a Participant in this Plan must select a Level of Participation and must elect to defer an associated amount of Covered Salary to this Plan. Such Deferral election will become effective as of the first day of the immediately following Plan Year, in the case of enrollment pursuant to Section 3.1, and effective for the remainder of the Plan Year, in the case of enrollment pursuant to Section 3.2, and will continue in force for all subsequent Plan Years unless it is modified or revoked by the Participant prior to the beginning of a subsequent Plan Year pursuant to this Section 3.3. By making a Deferral election, the Participant will be deemed to have agreed that all amounts of Covered Salary deferred thereby will be irrevocably deferred and that in lieu thereof the Participant will be entitled solely to the benefits provided under this Plan.

A Participant may elect to change his or her Level of Participation for any subsequent Plan Year to either modify such Level of Participation from fifty percent (50%) to one hundred percent (100%) of Covered Salary, or visa versa, or to correspond with changes in his or her Covered Salary and may modify his or her Deferral election accordingly. Any such change in the Level of Participation or Deferral election will be reflected in a new Plan Agreement and Election to Participate and will become effective as of January 1 of the immediately following Plan Year. A Participant who changes his or her Level of Participation will continue to be Vested with respect to the new Level of Participation to the same extent the Participant was Vested in the prior Level of Participation. A Participant’s Deferral election will cease as of the earlier of his or her separation from service (including a deemed separation from service on account of Disability as provided in Article VI), Retirement, or at the end of the Plan Year in which his or her Plan Agreement is terminated. The amount of each Participant’s Covered Salary deferred pursuant to this Article III, will be and remain solely the property of Employer, and a Participant will have no right thereto, nor will the Employer be obligated to use such amounts in any specific manner. In the event a Participant changes his or her Level of Participation, such change will affect (in a pro-rata manner) the Participant’s Deferrals and the Participant’s projected benefits under this Plan. The affect of such change will be reflected on the Participant’s Election to Participate and Plan Agreement with respect to both the Participant’s Deferrals and the Participant’s projected benefits.

3.4

Loss of Eligibility Status. A Participant under this Plan who separates from service with the Employer prior to Retirement for a reason other than Cause, or who ceases to be an Eligible Employee after having become fully or partially Vested will be entitled to a Deferred Retirement Benefit pursuant to Article IV. Conversely, a Participant under this Plan who separates from service with the Employer for Cause regardless of whether such Participant has become fully or partially Vested, will not be entitled to any benefits under this Plan. Likewise, a Participant under this Plan who separates from service with the

Employer for a reason other than Cause, or who ceases to be an Eligible Employee, before having become fully or partially Vested will not be entitled to any benefits under this Plan except as provided in Article VIII regarding termination of this Plan.

End of Article III

ARTICLE IV

RETIREMENT BENEFIT AND BENEFIT UPON

SEPARATION FROM SERVICE

4.1

Normal Retirement Benefit. An Eligible Employee will be entitled to a Normal Retirement Benefit under this Plan if he or she continues in the employment of the Employer as a Participant in this Plan until the Participant’s Normal Retirement Age (i.e., the Participant’s Election to Participate and Plan Agreement have been kept in force), has fully Vested and Retires (i.e. Retires at his or her Normal Retirement Date). Such Normal Retirement Benefit will equal the total amount specified in the Participant’s Plan Agreement as a Retirement Benefit and will be divided into a Part A Benefit and a Part B Benefit:

(a)

Part A Benefit. The Part A Benefit is an annual Retirement Benefit which, unless specified otherwise in the Participant’s Plan Agreement, will equal forty-five percent (45%) of the amount of the Participant’s Covered Salary set forth in the Participant’s Plan Agreement. Unless specified otherwise in the Participant’s Plan Agreement, the Part A Benefit will be paid to the Participant for the longer of life or one hundred and eighty (180) equal monthly installments commencing as of the first day of the month following the Participant’s Retirement subject to the provisions of Section 4.6, unless at least twelve (12) months prior to such Retirement the Participant elected to defer payment of his or her Retirement Benefit pursuant to Section 4.5, in which case such monthly installments will not commence until the first day of the month following the fifth (5th) anniversary of the Participant’s Retirement.

Unless specified otherwise in the Participant’s Plan Agreement, if the Participant dies before receiving one hundred and eighty (180) monthly payments, said Retirement Benefit will continue to be paid to Participant’s Beneficiary until a total of one hundred and eighty (180) installments, including those paid to Participant, have been paid.

(b)

Part B Benefit. The Part B Benefit is a Post Retirement Death Benefit, which unless specified otherwise in the Participant’s Plan Agreement, will equal twenty-five percent (25%) of the Participant’s Covered Salary set forth in the Participant’s Plan Agreement. The Part B Benefit will be paid to Participant’s Beneficiary in a lump sum upon the death of Participant.

4.2

Late Retirement Benefit. A Participant who satisfies the criteria set forth in Section 4.1 and who continues employment with the Employer after his or her Normal Retirement Age will be entitled to payment of his or her Normal Retirement Benefit upon his or her Retirement in accordance with Section 4.1.

4.3

Early Retirement Benefit. An Eligible Employee will be entitled to an Early Retirement Benefit under this Plan if he or she continues in the employment of the Employer as a Participant in this Plan until the Participant’s Early Retirement Age (i.e., the Participant’s Election to Participate and Plan Agreement have been kept in force), has fully vested and Retires (i.e., Retires on his or her Early Retirement Date). In such event, unless specified otherwise in the Participant’s Plan Agreement, the Participant’s Early Retirement Benefit will be the Part A Benefit described in Section 4.1(a) (i.e., forty-five percent (45%) of the amount of the Participant’s Covered Salary set forth in the Participant’s Plan Agreement) multiplied by a fraction, which will not exceed one (1), the numerator of which is the number of whole years between the Participant’s Original Entry Date and the date of his or her Retirement and the denominator of which is the number of whole years between the Participant’s Original Entry Date and the Participant’s Normal Retirement Date. The said amount will be the only benefit to which such Participant will be entitled prior to his or her death and will be paid in accordance with Section 4.1(a) above (i.e., commencing as of the first day of the month following Retirement or the date specified in the Participant’s Plan Agreement) subject to the provisions of Section 4.6, unless at least twelve (12) months prior to such Retirement the Participant elected to defer payment of his or her Retirement Benefit pursuant to Section 4.5, in which case such monthly installments will not commence until the first day of the month following the fifth (5th) anniversary of the Participant’s Retirement.

The Part B Benefit, the Post Retirement Death Benefit, payable by reason of the Participant’s early Retirement will, unless specified otherwise in the Participant’s Plan Agreement, be calculated in accordance with the formula as stated in this Section 4.3 (i.e., twenty-five percent (25%) of the Participant’s Covered Salary set forth in the Participant’s Plan Agreement multiplied by the fraction set forth above). Such Part B Benefit, will be paid to Participant’s Beneficiary in a lump sum at the time of Participant’s death.

4.4

Deferred Retirement Benefit. A Participant who ceases to be a Participant after becoming fully or partially Vested before his or her Retirement Date (other than as a result of death or separation from service for Cause), will receive a Deferred Retirement Benefit which, unless specified otherwise in the Participant’s Plan Agreement, will be payable in the manner specified in Section 4.1 upon the earlier of (a) the Participant’s death or (b) the Participant’s separation from service and attainment of Normal Retirement Age, subject to the provisions of Section 4.7 regarding de minimis payments.

Unless specified otherwise in the Participant’s Plan Agreement, the Part A Post Retirement Benefit payable to the Participant pursuant to this Section 4.4 will be the Part A Benefit described in Section 4.1(a) (i.e., forty-five percent (45%) of the amount of the Participant’s Covered Salary set forth in the Participant’s Plan Agreement) multiplied (i) by a fraction which will not exceed one (1), the numerator of which is the number of whole years between the Participant’s Original Entry Date and the date the Employee ceases to be a Participant as described above and the denominator of which is the number of whole years between the Participant’s Original Entry Date and the Participant’s Normal Retirement Date and by (ii) the Participant’s Vested Percentage as of the date of the Participant ceased to be a Participant. The Part B Post Retirement Death Benefit, payable to the Participant pursuant to this Section 4.4 will, unless specified otherwise in the Participant’s Plan Agreement, be the Part B Benefit described in Section 4.1(b) calculated in accordance with the formula as stated in this Section 4.4 (i.e., twenty-five percent (25%) of the Participant’s Covered Salary set forth in the Participant’s Plan Agreement multiplied by the fraction and Vested Percentage referenced above).

Such prorated Part A Benefit amount and prorated Part B Benefit will be the only benefit to which such Participant will be entitled if the Participant lives to the Participant’s Normal Retirement Age. If Participant dies prior to such date, such prorated Part B Benefit will be paid to Participant’s Beneficiary in a lump sum upon the death of Participant and said prorated Part A Benefit will commence upon the death of Participant and be paid to Participant’s Beneficiary pursuant to Section 4.1(a).

Notwithstanding the foregoing provisions of this Section 4.4, a Participant who ceases to be an Employee after becoming fully or partially Vested due to Cause will not be entitled to any benefits under this Plan, and Employer will have no obligation to such Participant.

4.5

Election to Delay Payment of Retirement Benefit. As permitted by section 409A of the Code, the Participant may irrevocably elect (by filing with the Company an Election Form) to delay the commencement of his or her Early Retirement Benefit payable pursuant to Section 4.3 or Normal Retirement Benefit payable pursuant to Section 4.1 to the date which is five (5) years after the date such payment would have otherwise been made (i.e., the first day of the month following the Participant’s Retirement (or the date specified in the Participant’s Plan Agreement)) provided that such election is made at least twelve (12) months before the payment would have otherwise been made (i.e., is made at least twelve (12) months prior to Retirement (or the date specified in the Participant’s Plan Agreement)). For example, if a Participant makes such election at age sixty (60) and Retires at age sixty-two (62), payment of his or her Normal Retirement Benefit will not be made until age sixty-seven (67). Similarly, if a Participant makes such election and Retires at age sixty-five (65), payment of his or Normal Retirement Benefit will not commence until age seventy (70).

If a Participant makes an election pursuant to this Section 4.5 and Retires less than twelve (12) months thereafter, such election will be of no effect and payment of his or her Retirement Benefit will be made pursuant to Section 4.1 regarding the Normal Retirement Benefit or Section 4.3 regarding the Early Retirement Benefit, subject to Section 4.6. Likewise, if a Participant does not elect to delay the payment of his or her Early Retirement Benefit or Normal Retirement Benefit pursuant to this Section 4.5, payment of such Early Retirement Benefit or Normal Retirement Benefit, will, subject to Section 4.6, commence as of the first day of the month following the Participant’s Retirement as provided in Section 4.1 regarding the Normal Retirement Benefit or Section 4.3 regarding the Early Retirement Benefit.

The election provided pursuant to this Section 4.5 will not be applicable to the Deferred Vested Retirement Benefit payable pursuant to Section 4.4.

4.6

Termination Distributions to Key Employees. Notwithstanding the foregoing provisions of this Article IV, distributions under this Plan that are payable to a Key Employee on account of Retirement will be delayed for a period of six (6) months and one (1) day following such Participant’s Retirement. This restriction will not apply, or will cease to apply, with respect to a distribution to a Participant’s Beneficiary by reason of the death of the Participant.

4.7

De Minimis Distributions. Notwithstanding the foregoing provisions of this Article IV, in the event that a Participant ceases participation in this Plan and the Participant’s Vested Percentage in his Retirement Benefit does not exceed ten thousand dollars ($10,000) (or such other amount as may be prescribed pursuant to regulations issued under section 409A of the Code), such benefit will be paid to the Participant in the form of a lump sum cash payment upon the earlier of (a) his or her separation from service with the Company and its Subsidiaries or (b) December 31 of the fifth (5th) year after the year in which the Participant ceased participation in the Plan. Such lump sum payment will be made, subject to the provisions of Section 4.6, as soon as practicable following the date set forth above but no later than the later of December 31 of the calendar year in which the Participant separates from service or the fifteenth (15th) day of the third (3rd) month following the Participant’s separation from service. At the time the Participant receives such distribution his non-Vested Percentage in his Retirement Benefit will be forfeited and such Participant will be precluded from recommencing participation in this Plan for a period of five (5) years following the date of such distribution.

End of Article IV

ARTICLE V

DEATH BENEFIT

5.1

Amount and Payment of Death Benefit. If a Participant dies before Retirement and this Plan and the Participant’s Election to Participate and Plan Agreement are both in effect at the time, the Employer will pay or cause to be paid a Death Benefit to such Participant’s Beneficiary. The Death Benefit will be the greater of (a) the Early Retirement Benefit payable pursuant to the provisions of Section 4.3 determined as if the Participant were fully Vested or (b) one hundred percent (100%) of the Participant’s Covered Salary as set forth in the Participant’s Plan Agreement for the first twelve (12) months after such death and fifty percent (50%) of the said Covered Salary for the next one hundred and eight (108) months or until the Participant’s Normal Retirement Age, whichever is later. Such payments will commence as of the first day of the month following the date of death after notification of death has been given to Employer.

5.2	Entitlement to Death Benefit. The obligation of Employer to pay the Death Benefit will exist only if:

(a)	at the time of death the Participant was an Employee, Disabled, or on an authorized leave of absence;

(b)	the Plan Agreement was in force on the date of death;

(c)

the Participant’s death was not a result of suicide within two (2) years after the date of the Participant’s original Plan Agreement, or within two (2) years of the date of any subsequent Plan Agreement which is the result of additional benefits granted because of an increase in Participant’s Covered Salary or a change in the Level of Participation, but the amount of the Death Benefit which the Employer will not be obligated to pay will be limited to additional benefits granted within two (2) years prior to the date of such suicide;

(d)

the Participant’s death was determined not to be from a bodily or mental cause or causes, the information about which was withheld, or knowingly concealed, or falsely provided by the Participant when requested by the Employer to furnish evidence of good health upon the Participant’s enrolling in this Plan (or the TXI FSP in the case of a Transfer Participant) or for any increments of the Participant’s Covered Salary, but the amount of the Death Benefit which the Employer will not be obligated to pay will be limited to additional benefits granted within two (2) years prior to the date of such last increment of Covered Salary; and

(e)	proof of death in such form as determined acceptable by the Committee is furnished.

5.3

Beneficiary Designation. A Participant may designate a Beneficiary by completing and filing a Designation of Beneficiary Form with the Committee. If more than one Beneficiary is named, the shares and preference of each will be indicated. If the Participant is married, his or her spouse will automatically be his or her Beneficiary unless another Beneficiary is designated under this Section 5.3 and the Participant’s spouse consents in writing to such other Beneficiary designation. The effective date of a Beneficiary Designation will be the date such Beneficiary was executed by the Participant.

If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, it will have the right to withhold such payments until the matter is finally adjudicated. Any payment made by the Employer in accordance with this Plan in good faith will fully discharge Employer from all further obligations with respect to such payment.

End of Article V

ARTICLE VI

DISABILITY

6.1

Entitlement to Disability Benefit. Unless specified otherwise in the Participant’s Plan Agreement, a Participant who becomes Disabled while in the employ of the Employer will be entitled, subject to the provisions of Section 4.6, to payment of a Disability Benefit pursuant to this Article VI. During the first six (6) months of such Disability, the Participant’s Deferrals will continue under this Plan and such six (6) month period will be included in any calculation of the Participant’s Vested Percentage. At the end of such six (6) month period, the Participant will be deemed to have incurred a separation from service for purposes of section 409A of the Code and such Deferrals will cease. Such Disability Benefit will be paid as a pro rated Normal Retirement Benefit pursuant to Section 4.1 upon (a) the Participant’s attainment of Normal Retirement Age, if the Participant becomes Disabled before attaining Early Retirement Age or (b) the first of the month following the Participant’s deemed separation from service pursuant to this Section 6.1 (i.e., the end of the first six (6) months of Disability), if the Participant becomes Disabled on or after the attainment of Early Retirement Age, unless the Participant at least twelve (12) months prior such deemed separation from service on account of such Disability filed an election to defer payment of his or her Retirement Benefit pursuant to Section 4.5 in which case the Disability Benefit will be paid as a pro rated Normal Retirement Benefit pursuant to Section 4.1 commencing on the first (1st) day of the month following the fifth (5th) anniversary of the date of the Participant’s deemed separation from service on account of Disability.

The amount of the above-referenced pro rated Normal Retirement Benefit otherwise payable pursuant to Section 4.1 will be determined by multiplying the Normal Retirement Benefit otherwise payable pursuant to Section 4.1 by (i) a fraction which will not exceed one (1), the numerator of which is the number of whole years between the Participant’s Original Entry Date and the date six (6) months subsequent to the date on which the Employee became Disabled and the denominator of which is the number of whole years between the Participant’s Original Entry Date and the Participant’s Normal Retirement Date and (ii) the Participant’s Vested Percentage as of the first day of the seventh (7th) month subsequent to the date on which the Participant became Disabled.

6.2

Recovery from Disability. If a Participant recovers from his or her Disability and is reemployed by the Employer as an Eligible Employee, his or her years of participation in this Plan prior to such Disability will be aggregated with his or her years of Plan participation after reemployment for purposes of determining Vesting in any subsequent benefit pursuant to Article IV.

6.3

Death while Disabled. If a Participant, while Disabled, dies prior to the commencement of his or her Retirement Benefit pursuant to Article IV, the Death Benefit provided in Article V will be paid in accordance with the provisions of that Article.

End of Article VI

ARTICLE VII

SOURCE OF BENEFITS

7.1

Source of Benefits. Amounts payable to a Participant will be paid exclusively from the general assets of Employer; provided, that the Employer may purchase insurance or establish a rabbi trust to serve as a source of funds for the benefits payable under this Plan. The Employer’s liability for the payment of benefits will be evidenced only by this Plan and each Plan Agreement entered into between Employer and a Participant.

7.2

Creditor Status. Participants and their Beneficiaries will be general unsecured creditors of their respective Employer with respect to the payment of any benefit under this Plan. No Participant or Beneficiary entitled to any payment will have any claim, right, security or other interest in any particular asset of Employer.

7.3

Evidence of Insurability. The Employer has purchased and intends to continue to purchase corporate owned life insurance as a source of funds for the payment of benefits under this Plan. Each Participant’s Level of Participation is (i) designed to be commensurate with the amount of insurance that may be obtained on the Participant’s life at standard rates and (ii) conditioned upon Employer being able to obtain life insurance with respect to the life of a Participant at standard rates in an amount sufficient to fund the payment of benefits under this Plan. Accordingly, the Employer will require that a Participant furnish evidence of good health when first enrolling in this Plan and upon electing any additional increment of participation during the term of his or her Plan Agreement (i.e., increasing his or her Level of Participation from fifty percent (50%) to one hundred percent (100%) of the Participant’s Covered Salary or increasing participation at the current Level of Participation to reflect increases in the Participant’s Covered Salary).

(a)	Obligation of Participant. The Participant agrees to cooperate by:

(i)	furnishing such information as Employer may require, including but not limited, to physical examinations reports of any previous employer;

(ii)	taking such additional physical examinations as may be requested by Employer; and

(iii)	doing any other act which may be requested by Employer.

(b)

Adjustment of Participation Levels or Deferrals Prior to Enrollment. If, prior to acceptance of an Eligible Employee’s election to participate in this Plan or to increase his or her Level of Participation, the Employer makes application for life insurance on the Eligible Employee’s life and the Eligible Employee cannot provide evidence of good health at standard rates or for the amounts initially contemplated in connection with his or her contemplated Level of Participation in this Plan, the Employer may, at its sole discretion, prior to the acceptance of an Eligible Employee’s election to participate in this Plan, permit the Eligible Employee to enroll in this Plan pursuant to the requirements of Article III at a modified Level of Participation (i.e., other than fifty percent (50%) or one hundred percent (100%) of the Participant’s Covered Salary) upon such Deferral of his or her Covered Salary as the Employer may, in its sole discretion, deem appropriate.

(c)

Adjustment of Participation Levels or Deferrals After Enrollment. If, after the Participant has elected to participate in this Plan, selected a Level of Participation and commenced the Deferral of Covered Salary pursuant to Article III, the Employer makes application for life insurance on Participant’s life and the Participant cannot provide evidence of good health at standard rates or for the amounts initially contemplated in connection with his or her selected Level of Participation in this Plan, the Committee may determine that the Participant’s participation in this Plan will be terminated for all future years, may require the Participant to increase the amount of his or her Covered Salary Deferrals for future Plan Years to enable the Participant to continue his or her previously selected Level of Participation or may reduce the Participant’s Level of Participation to an amount commensurate with the level of insurance that may be procured with respect to such Participant at standard rates.

End of Article VII

ARTICLE VIII

AMENDMENT AND TERMINATION OF THE PLAN

8.1

Amendment of Plan. Both the Company, through an action of its Board of Directors or an authorized committee of such Board, and the Committee reserve the right in their sole and absolute discretion to amend the prospective application of this Plan in any respect at any time. Other than termination of this Plan and as otherwise required by law, no amendment to this Plan may materially and adversely affect the then accrued and Vested rights of a Participant.

8.2

Termination of Plan. Either the Company, through an action of its Board of Directors or an authorized committee of such Board, or the Committee may terminate this Plan in whole or in part at the end of any Plan Year. Following such termination, the benefits payable under this Plan will be paid as set forth in Section 8.2(a), unless the Company or Committee elects to liquidate this Plan pursuant to Section 8.2(b); provided, however, that, except as required to comply with section 409A of the Code in the case of the liquidation of this Plan, no termination of this Plan will affect the benefits payable to Participants who as of the date of termination have already become entitled to receive payment of benefits pursuant to this Plan (e.g., Participants who have Retired prior to the termination of this Plan, etc.).

(a)

No Early Plan Liquidation. Each Participant who is fully or partially Vested as of the date on which this Plan is terminated and who has been a Participant in this Plan for at least one (1) full calendar year will be entitled to receive a Retirement Benefit payable upon the earlier of the Participant’s death or the distribution date determined pursuant to Article IV subject to the provisions of Section 4.6 regarding distributions to Key Employees, Section 4.7 regarding de minimis payments and Article VI regarding Disability. Unless specified otherwise in the Participant’s Plan Agreement, the Part A Benefit payable to the Participant pursuant to this Section 8.2(a) will be the Part A Benefit described in Section 4.1(a) (i.e., 45% of the amount of the Participant’s Covered Salary) multiplied (i) by a fraction which will not exceed one (1), the numerator of which is the number of whole years between the Participant’s Original Entry Date and the date on which this Plan is terminated and the denominator of which is the number of whole years between the Participant’s Original Entry Date and the Participant’s Normal Retirement Date and by (ii) the Participant’s Vested Percentage as of the date on which this Plan is terminated. The Part B Benefit payable to the Participant pursuant to this Section 8.2(a) will be the Part B Benefit described in Section 4.1(b) calculated in accordance with the formula as stated in this Section 8.2(a) (i.e., twenty-five percent (25%) of the Participant’s Covered Salary set forth in the Participant’s Plan Agreement multiplied by the fraction and Vested Percentage referenced above).

Each Participant who is fully or partially Vested as of the date on which this Plan is terminated and who has not been a Participant in this Plan for at least one (1) full calendar year will be entitled to receive an amount equal to the amount of his or her Covered Salary Deferrals plus ten percent (10%) of such Covered Salary Deferrals. Such amount will be paid upon the earlier of the Participant’s death or the distribution date determined pursuant to Article IV subject to the provisions of Section 4.6 regarding distributions to Key Employees and Section 4.7 regarding de minimis payments.

Unless specified otherwise in the Participant’s Plan Agreement, such prorated Part A Benefit amount and prorated Part B Benefit will be the only benefit to which such Participant will be entitled if Participant lives to the Participant’s distribution date determined pursuant to Article IV as described above. If Participant dies prior to such distribution date, such prorated Part B Benefit will be paid to Participant’s Beneficiary in a lump sum upon the death of Participant and said prorated Part A Benefit will commence upon the death of Participant and be paid to Participant’s Beneficiary in the installments set forth in Section 4.1.

(b)

Early Liquidation of Plan. If, however, the Company or the Committee elects to liquidate this Plan in connection with such termination within the period prescribed by section 409A of the Code, each affected Participant will be entitled to a benefit the amount of which will be determined as follows: (i) if the Participant participated in this Plan for less than one (1) year, the Participant will be entitled to an amount equal to the amount of his or her Covered Salary Deferrals plus ten percent (10%) of such Covered Salary Deferrals and (ii) if the Participant participated in this Plan for more than one (1) year, the Participant will receive the present value of the amount of his or her Part A Benefit that would otherwise be payable at his or her Normal Retirement Date in accordance with Article IV determined pursuant to this Section 8.2(b) using the discount rate used by the Company in the preparation of the portion of its most recent annual financial statements describing its obligations pursuant to this Plan. Such Part A benefit will equal the Part A Benefit described in Section 4.1(a) (i.e., 45% of the amount of the Participant’s Covered Salary) multiplied (i) by a fraction which will not exceed one (1), the numerator of which is the number of whole years between the Participant’s Original Entry Date and the date on which this Plan is terminated and the denominator of which is the number of whole years between the Participant’s Original Entry Date and the Participant’s Normal Retirement Date and by (ii) the Participant’s Vested Percentage as of the date on which this Plan is terminated; provided, however, with respect to Participants who have executed a Plan Agreement in the form attached hereto as Appendix B-D, when calculating the Part A Benefit payable to such a Participant, the Plan Entry Date set forth in such Plan Agreement will be substituted for the Original Entry Date in the above-fraction. The Company warrants that any such liquidation will comply with the requirements of section 409A of the Code and will not take any action that will result in the imposition of an excise tax to Participants pursuant to section 409A of the Code. Notwithstanding the foregoing, if permitted by guidance issued pursuant to section 409A of the Code, no liquidation of this Plan will affect the benefits payable to Participants who as of the date of liquidation have already become entitled to receive payment of benefits pursuant to this Plan (e.g., Participants who have retired prior to the liquidation of this Plan, etc.).

8.3

Amendment or Termination of Plan Agreement. Either the Employer or the Committee may amend a Participant’s Plan Agreement or terminate a Participant’s further participation in this Plan, subject to the requirements of section 409A of the Code regarding the cessation of Deferrals set forth in Article III; provided, that no such amendment or termination will reduce the then Vested benefits accrued by such Participant under such Plan Agreement as of the date of the amendment or termination, except as required by law.

8.4

Notice of Amendment or Termination. No action to terminate, amend, modify or supplement this Plan or terminate any Plan Agreement will be taken except upon written notice to each Participant to be affected thereby not less than thirty (30) days prior to such action or as soon as practicable thereafter if advance notification is not possible due to applicable law.

End of Article VIII

ARTICLE IX

OTHER BENEFITS AND AGREEMENTS

9.1

Other Benefits. The benefits provided for a Participant and Participant’s Beneficiary under this Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of Employer and this Plan will supplement and will not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided. Benefits under this Plan will not be considered compensation for the purpose of computing contributions or benefits under any plan maintained by the Company or any of its Subsidiaries which is qualified under sections 401(a) and 501(a) of the Code.

End of Article IX

ARTICLE X

RESTRICTIONS ON ALIENATION OF BENEFITS

10.1

Non-Alienation of Benefits. To the extent permitted by law, benefits payable under this Plan will not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary except that a Participant may designate a Beneficiary and such Beneficiary may acquire rights under this Plan or a Plan Agreement. In addition, this Plan will recognize the division of benefits between the Participant and his or her spouse in connection with a divorce. However, no benefit awarded to the spouse pursuant to such divorce will be payable to such spouse until the time the Participant is entitled to receive a distribution of benefits from this Plan in which case such benefit will be paid to the spouse at the same time and in the same manner as the Participant.

Any unauthorized attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder will be void. No part of the assets of the Employer will be subject to seizure by legal process resulting from any attempt by creditors of or claimants against any Participant (or Beneficiary), or any person claiming under or through the foregoing, to attach his or her interest under this Plan.

10.2

Legal Disability. If a person entitled to any payment under this Plan is, in the sole judgment of the Committee, under a legal disability, or otherwise is unable to apply such payment to his or her own interest and advantage, the Committee, in the exercise of its discretion, may direct the Employer or payor of the benefit to make any such payment in any one or more of the following ways:

(a)	Directly to such person;

(b)	To his or her legal guardian or conservator; or

(c)	To his or her spouse or to any person charged with the duty of his or her support, to be expended for his or her benefit and/or that of his or her dependents.

The decision of the Committee will in each case be final and binding upon all persons in interest, unless the Committee reverses its decision due to changed circumstances.

10.3	Withholding. The Employer or its designee will withhold from any benefit payments made under this Plan, the required amounts of federal, state or local income or other applicable taxes.

End of Article X

ARTICLE XI

ADMINISTRATION OF THIS PLAN

11.1

Plan Administration. The general administration of this Plan, as well as construction and interpretation thereof, will be vested in the Committee. The members of the Administrative Committee will be designated and appointed from time to time by, and will serve at the pleasure of the President of the Company. Any member of the Committee may resign by notice in writing filed with the Secretary of the Committee.

11.2

Secretary of the Committee. The Committee will appoint a Secretary who need not be a member of the Committee. The Secretary will keep minutes of the proceedings of the Committee and all data, records and documents relating to the administration of this Plan by the Committee. The Committee may appoint from its number such subcommittees with such powers as the Committee will determine and may authorize one or more members of the Committee or any agent to execute or deliver any instrument or make any payment on behalf of the Committee; provided, however, nothing contained herein will authorize the Committee to take any action that would violate or conflict with the applicable requirements of any listing agreement pursuant to which the securities of the Company are listed and registered or admitted to unlisted trading privileges on a securities exchange or consolidated transaction reporting system.

11.3

Action of the Administrative Committee. All resolutions or other actions taken by the Administrative Committee will be by the vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members in office at the time if they act without a meeting.

11.4

Authority of the Committee. Subject to the provisions of this Plan, the Committee will have full authority from time to time to establish, modify and rescind rules, forms and procedures for the administration of this Plan, to interpret this Plan, to determine each Employee who will participate in this Plan and to determine the terms and provisions of each Plan Agreement and the form of each Plan Agreement and to decide any and all matters arising thereunder or in connection with the administration of this Plan. In addition, the Committee will have the power to compute and certify under this Plan the amount and kind of benefits from time to time payable to Participants and their Beneficiaries and to authorize all disbursements for such purposes. All decisions, actions and records of the Committee will be conclusive and binding upon Employer, the Participants and all persons having or claiming to have any right or interest in or under this Plan.

11.5

Information and Reliance. To enable the Committee to perform its functions, the Company will supply full and timely information to the Committee on all matters relating to the Covered Salary of all Participants, their Retirement, death or other cause for separation from service or cessation of Plan participation, and such other pertinent facts as the Committee may require. The members of the Committee and the officers and directors of the Company will be entitled to rely on all certificates and reports made by any duly appointed accountants or legal counsel retained by the Company or the Committee. Such legal counsel may be counsel for the Company.

11.6

Indemnification. No member of the Administrative Committee will be liable for any act or omission of any other member of the Administrative Committee, nor for any act or omission on his or her own part, excepting only his or her own willful misconduct. The Company will indemnify and save harmless each member of the Administrative Committee, while serving on the Administrative Committee and at all times thereafter, against any and all expenses and liabilities arising out of his or her membership on the Administrative Committee, excepting only expenses and liabilities arising out of his or her own willful misconduct. Expenses against which a member of the Administrative Committee will be indemnified hereunder will include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof. The foregoing right of indemnification will be in addition to any other rights to which any such member may be entitled as a matter of law or otherwise.

End of Article XI

ARTICLE XII

NON-COMPETE

12.1

Covenant not to Compete. Each Participant agrees that, following his or her separation from service with Employer for any reason other than Cause, the Participant will not, for a period of two (2) years after the date of such separation from service, directly or indirectly, carry on or conduct, in competition with the Employer, any business of the nature in which the Employer is then engaged, and of the nature in which the Participant was employed by the Employer for any portion of the period of two (2) years immediately prior to such separation from service, in any geographic area or territory in which the Employer is then engaged in such business. Without limiting the generality of the foregoing, the Participant agrees that the solicitation or acceptance of orders outside any such geographic area or territory for shipment or delivery into any such geographic area or territory will constitute conducting or engaging in business in such geographic area or territory within the meaning of this Article XII. The Participant agrees that he or she will not so conduct or engage in any business, either as an individual on his or her own account or as a partner or joint venturer or as an employee, agent, consultant or salesman for any other person or entity, or as an officer or director of a corporation or as a stockholder in a corporation of which Participant or Participant’s spouse or their descendants, parents or siblings will then own in the aggregate ten percent (10%) or more of any class of stock.

12.2

Remedy for Breach of Covenant. Participant agrees that, in the event of a breach of the terms and conditions of this Article XII by the Participant, the Employer will be entitled, if it so elects, to institute and prosecute proceedings, either in law or in equity, against the Participant, to obtain damages for any such breach or to enjoin the Participant from performing services for any competitor of the Employer in violation hereof, or to suspend or terminate any and all benefits which would otherwise be payable to the Participant and his or her Beneficiaries under the provisions of this Plan. Notwithstanding the foregoing, nothing contained herein will be deemed to require any Participant to take any action in violation of applicable legal requirements or professional ethical obligations.

End of Article XII

ARTICLE XIII

NAMED FIDUCIARY AND CLAIMS PROCEDURE

13.1

Named Claim Fiduciary. The Named Fiduciary of this Plan for purposes of the claims procedure under this Agreement is the Committee. The Company will have the right to change the Named Fiduciary at any time.

13.2	Claims for Benefits.

(a)

Initial Claim. In the event that an Employee, Eligible Employee, Participant or his or her Beneficiary claims to be eligible for benefits, or claims any rights under this Plan, such claimant must complete and submit such claim forms and supporting documentation as will be required by the Committee, in its sole and absolute discretion. Likewise, any Participant or Beneficiary who feels unfairly treated as a result of the administration of this Plan, must file a written claim, setting forth the basis of the claim, with the Committee. In connection with the determination of a claim, or in connection with review of a denied claim, the claimant may examine this Plan, and any other pertinent documents generally available to Participants that are specifically related to the claim.

A written notice of the disposition of any such claim will be furnished to the claimant within ninety (90) days after the claim is filed with the Committee. Such notice will refer, if appropriate, to pertinent provisions of this Plan, will set forth in writing the reasons for denial of the claim if a claim is denied (including references to any pertinent provisions of this Plan) and, where appropriate, will describe any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary. If the claim is denied, in whole or in part, the claimant will also be notified of this Plan’s claim review procedure and the time limits applicable to such procedure, including the claimant’s right to arbitration following an adverse benefit determination on review as provided below. All benefits provided in this Plan as a result of the disposition of a claim will be paid as soon as practicable following receipt of proof of entitlement, if requested.

(b)

Request for Review. Within ninety (90) days after receiving written notice of the Committee’s disposition of the claim, the claimant may file with the Committee, a written request for review of his or her claim. In connection with the request for review, the claimant will be entitled to be represented by counsel and will be given, upon request and free of charge, reasonable access to all pertinent documents for the preparation of his or her claim. If the claimant does not file a written request for review within ninety (90) days after receiving written notice of the Committee’s disposition of the claim, the claimant will be deemed to have accepted the Committee’s written disposition, unless the claimant was physically or mentally incapacitated so as to be unable to request review within the ninety (90) day period.

(c)

Decision on Review. After receipt by the Committee of a written application for review of a claim, the Committee will review the claim taking into account all comments, documents, records and other information submitted by the claimant regarding the claim without regard to whether such information was considered in the initial benefit determination. The Committee will notify the claimant of its decision by delivery or by certified or registered mail to his or her last known address. A decision on review of the claim will be made by the Committee at its next meeting following receipt of the written request for review. If no meeting of the Committee is scheduled within forty-five (45) days of receipt of the written request for review, then the Committee will hold a special meeting to review such written request for review within such forty-five (45) day period. If special circumstances require an extension of the forty-five (45) day period, the Committee will so notify the claimant and a decision will be rendered within ninety (90) days of receipt of the request for review. In any event, if a claim is not determined by the Committee within ninety (90) days of receipt of written submission for review, it will be deemed to be denied.

The decision of the Committee will be provided to the claimant as soon as possible but no later than five (5) days after the benefit determination is made. The decision will be in writing and will include the specific reasons for the decision presented in a manner calculated to be understood by the claimant and will contain references to all relevant Plan provisions on which the decision was based. Such decision will also advise the claimant that he or she may receive upon request, and free of charge, reasonable access to and copies of all documents, records and other information relevant to his or her claim and will inform the claimant of his or her right to arbitration in the case of an adverse decision regarding the appeal. The decision of the Committee will be final and conclusive.

13.3

Arbitration. Subject to the provisions of Section 12.2, all disputes arising under or related to this Plan or the administration of this Plan will following exhaustion of the claims procedure set forth in Section 13.2 be resolved by arbitration conducted in accordance with this Section 13.3. A claimant dissatisfied with any denial or deemed denial of a claim for benefits must appeal to an arbitrator within sixty (60) days after receiving the Committee’s denial or deemed denial of his or her request for review and before bringing suit in court. A claimant’s Failure to initiate arbitration within this sixty (60) day period will serve as evidence of the claimant’s agreement with and acceptance of the Committee’s decision issued pursuant to Section 13.2.

The arbitrator will be mutually selected by the claimant and the Committee from a list of arbitrators who are experienced in nonqualified deferred compensation plan benefit matters that is provided by the American Arbitration Association (“AAA”). If the parties are unable to agree on the selection of an arbitrator within ten (10) days of receiving the list from the AAA, the AAA will appoint an arbitrator. The arbitrator’s review will be limited to interpretation of the Plan document in the context of the particular facts involved. The claimant, the Committee and the Employer agree to accept the award of the arbitrator as binding, and all exercises of power by the arbitrator hereunder will be final, conclusive and binding on all interested parties, unless found by a court of competent jurisdiction, in a final judgment that is no longer subject to review or appeal, to be arbitrary and capricious. The claimant, the Committee and the Employer agree that the venue for the arbitration will be in Dallas Texas. The costs of arbitration will be paid by the Employer; the costs of legal representation for the claimant or witness costs for the claimant will be borne by the claimant; provided, that, as part of his or her award, the Arbitrator may require the Employer to reimburse the claimant for all or a portion of such amounts.

The Employer and claimant each may submit in writing to the other party, and the other party shall respond to a maximum of five (5) (none of which may be subparts) of the following: interrogatories, demands to produce documents and requests for admissions. The Employer and claimant each may also take the oral deposition of no more than five (5) individuals. Additional discovery may be permitted upon mutual agreement of the Employer and claimant. The arbitrator will resolve any discovery disputes by such pre-hearing conferences as may be needed. The Employer, Committee and claimant agree that the arbitrator will have the power of subpoena process as provided by law. Disagreements concerning the scope of depositions or document production, its reasonableness and enforcement of discovery requests will be subject to agreement by the Employer and claimant or will be resolved by the arbitrator. All discovery requests will be subject to the proprietary rights and rights of privilege and other protections granted by applicable law to the Employer and claimant and the arbitrator will adopt procedures to protect such rights. With respect to any dispute, the Employer, Committee and claimant agree that all discovery activities will be expressly limited to matters directly relevant to the dispute and the arbitrator will be required to fully enforce this requirement.

The arbitrator will have no power to add to, subtract from, or modify any of the terms of this Plan, or to change or add to any benefits provided by this Plan, or to waive or fail to apply any requirements of eligibility for a benefit under this Plan. Nonetheless, the arbitrator will have absolute discretion in the exercise of its powers in this Plan. Arbitration decisions will not establish binding precedent with respect to the administration or operation of this Plan. The Arbitrator will issue a final written decision no later than one hundred and twenty (120) days after the matter is submitted to arbitration.

13.4

Receipt and Release of Necessary Information. In implementing the terms of this Plan, the Committee, may, without the consent of or notice to any person, release to or obtain from any other insuring entity or other organization or person any information, with respect to any person, which the Committee deems to be necessary for such purposes. Any Participant or Beneficiary claiming benefits under this Plan will furnish to the Committee, such information as may be necessary to determine eligibility for and amount of benefit, as a condition of claiming and receiving such benefit.

13.5

Overpayment and Underpayment of Benefits. The Committee may adopt, in its sole and absolute discretion, whatever rules, procedures and accounting practices are appropriate in providing for the collection of any overpayment of benefits. If a Participant or Beneficiary receives an underpayment of benefits, the Committee will direct that payment be made as soon as practicable to make up for the underpayment. If an overpayment is made to a Participant or Beneficiary, for whatever reason, the Committee may, in its sole and absolute discretion, withhold payment of any further benefits under this Plan until the overpayment has been collected or may require repayment of benefits paid under this Plan without regard to further benefits to which the Participant or Beneficiary may be entitled.

End of Article XIII

ARTICLE XIV

ADOPTION OF PLAN BY SUBSIDIARY,

AFFILIATED OR ASSOCIATED COMPANIES

14.1

Adoption of Plan by Subsidiaries. Any corporation which is a Subsidiary of the Company may, with the approval of the Committee, adopt this Plan and thereby come within the definition of Employer stated in Article II hereof. A Subsidiary may evidence its adoption of this Plan either by a formal action of its governing body or by commencing Deferrals and taking other administrative actions with respect to this Plan on behalf of its Employees. An entity will cease to be an Employer as of the date such entity ceases to be a Subsidiary.

14.2

Termination of Subsidiary Participation. A Subsidiary may terminate its participation in this Plan at any time by an action of its governing body and providing written notice to the Committee. Likewise, the Committee may terminate a Subsidiary’s participation in this Plan at any time and will provide written notice to the Subsidiary. The effective date of any such termination will be the later of the date specified in the notice of the termination of participation or the date on which the Committee can administratively implement such termination. In the event that a Subsidiary’s participation in this Plan is terminated, the rights of each Participant employed by such Subsidiary to a Retirement Benefit will be determined pursuant to Article IV.

End of Article XIV

ARTICLE XV

MISCELLANEOUS

15.1

No Guarantee of Employment. Neither this Plan nor any Plan Agreement, either singly or collectively, obligates Employer to continue the employment of a Participant or limits the right of Employer at any time and for any reason to terminate a Participant’s employment. In no event will this Plan or the Participant’s Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between Employer and a Participant.

15.2

Notice. Any notice which will or may be given under this Plan or a Plan Agreement will be in writing and will, unless provided otherwise herein, be mailed by United States mail, postage prepaid. The term “delivered to the Committee,” as used in this Plan, will include delivery to a person or persons designated by the Committee for the disbursement and the receipt of administrative forms. Delivery will be deemed to have occurred only when the form or other communication is actually received. If notice is to be given to the Company or the Committee, such notice will be addressed to Chaparral Steel Company, 300 Ward Road, Midlothian, Texas 76065-9661, marked for the attention of the Vice President of Human Resources; or, if notice to a Participant, addressed to the address shown on such Participant’s Plan Agreement. Any party may change the address to which notices will be mailed from time to time by giving written notice of such new address.

15.3

Plan Binding. This Plan will be binding upon the Company and each Subsidiary which is an Employer and their respective successors and assigns, and upon a Participant, his or her Beneficiary, assigns, heirs, executors and administrators.

(a)

Successors of Employer. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Company, expressly to assume this Plan and agree to perform each Plan Agreement to which Company is a party in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. Likewise, the Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Employer, expressly to agree to adopt this Plan and to perform each Plan Agreement to which the Employer is a party in the same manner and to the same extent the Employer would be required to perform if no such succession had taken place. This Plan and any Plan Agreement will be binding upon and inure to the benefit of the Company, each Employer and any successor of the Company or Employer, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Company or Employer whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the “Company” or “Employer,” as applicable, for the purposes of this Plan and any Plan Agreement) but will not otherwise be assignable, transferable or delegable by the Company.

(b)

Successors of Participant. This Plan and any Plan Agreement will inure to the benefit of and be enforceable by the Participant’s Beneficiary, personal or legal representatives, executors, administrators, successors, heirs, distributors and/or legatees.

15.4

Expenses. The Employer will pay all costs and expenses incurred in operating and administering this Plan. Such costs and expenses will be paid by the Employer from its general assets or any trust established by the employer under this Plan.

End of Article XV

IN WITNESS WHEREOF, Chaparral Steel Company has caused this Plan to be executed by its duly authorized officer as of the date set forth above.

CHAPARRAL STEEL COMPANY

By:

Its:

APPENDIX A

FINANCIAL SECURITY PLAN

OF CHAPARRAL STEEL COMPANY

ELECTION TO PARTICIPATE

TO: Chaparral Steel Company

I acknowledge that I have received a copy of the Amended and Restated Financial Security Plan of Chaparral Steel Company (the “Plan”), effective as of the date hereof, and that I am familiar with the provisions of the Plan (all capitalized terms herein will have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Agreement). I elect to be a Participant according to the Plan provisions.

Please defer $             per                      of my Covered Salary for the      next succeeding Plan Year (in the case of my enrollment during the Open Enrollment Period) or      the remainder of the Plan Year (in the case of my enrollment during a Special Enrollment Period) (select as applicable) and each Plan Year after that until this election to participate is modified or revoked by me pursuant to this Election to Participate.

I understand that this deferral election applies to Covered Salary earned by me from my Employer from (select as applicable):

☐	January 1, 2 (in the case of my enrollment during the Open Enrollment Period) or

☐	, 2 (in the case of my enrollment during a Special Enrollment Period)

and that such election will continue in effect for all future years of my participation in the Plan until modified or revoked by me by written request. I understand that any such modification or revocation is not effective for the Plan Year in which it is made but rather will be effective as of January 1 of the following Plan Year and that my Deferral elections are irrevocable for any Plan Year (or portion thereof) to which they apply.

I also understand that, in executing this Election to Participate, I agree to be bound by the terms and conditions of the Plan and agree that such terms and conditions are binding upon my Beneficiary, distributee, and personal representative.

Participant:

Signature

Type or print name

Date:

Chaparral Steel Company

By:

APPENDIX B

FINANCIAL SECURITY PLAN

OF CHAPARRAL STEEL COMPANY

PLAN AGREEMENT

The undersigned Employee acknowledges that, as an Employee of Chaparral Steel Company or a subsidiary (collectively the “Employer”), he or she has been offered an opportunity to participate in the Amended and Restated Financial Security Plan of Chaparral Steel Company (the “Plan”) described in the attached document (all capitalized terms herein will have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Agreement) and subject to the terms and conditions stated therein, and that Employee has elected one of the two alternatives set forth below as indicated by the space checked:

☐	To participate in the Plan (if selected complete the remainder of this Agreement).

☐	Not to participate in the Plan (if selected do not complete the remainder of this Agreement, but sign below).

Covered Salary, benefits, and payments to the cost of Death Benefits are agreed to be as follows:

1.	Covered Salary: $ per month.

This represents          50% or          100% (select one) of my Covered Salary as of the date of my initial enrollment or the date of any application for an increased Level of Participation in the Plan.

2.	Retirement Benefit at Normal Retirement Date (Article IV):

(a)	Normal Retirement Benefit. Payable at the Participant’s Normal Retirement Date, as specified by Section 4.1 of the Plan:

(i)	Part A Benefit (45% of Covered Salary): Annual Retirement Benefit at the Participant’s Normal Retirement Date:

$             per month for life or one hundred and eighty (180) months certain.

(ii)	Part B Benefit (25% of Covered Salary): Post- Retirement Death Benefit: $ to be paid in a lump sum pursuant to Section 4.1.

(b)	Retirement after Normal Retirement Date: Late Retirement Benefit payable in accordance with Section 4.2 of the Plan.

(c)	Early Retirement Benefit: Reduced amounts to be determined and paid as specified by Section 4.3 of the Plan.

(d)	Deferred Retirement Benefit: Amounts to be determined and paid as specified in Section 4.4 of the Plan.

3.	Death Benefit (Article V):

The greater of

(a)	Death Benefit under Section 5.1

(i)	One hundred percent (100%) of Covered Salary: $ per month for the first 12 months after death, plus

(ii)	Fifty percent (50%) of Covered Salary: $ per month for the next 108 months or until the Participant’s Normal Retirement Age, whichever is later; or

(b)	Early Retirement Benefit under Section 4.3

Participant hereby authorizes Employer to reduce his or her monthly Covered Salary by                          ($            ) per month, commencing                     , 2       and continuing thereafter pursuant to the provisions of Article III of the Plan. Participant understands that such election will continue in effect for all future years of his or her participation in the Plan until modified or revoked by Participant by written request. Participant understands that any such modification or revocation is not effective for the Plan Year in which it is made but rather will be effective as of January 1 of the following Plan Year and that this election is irrevocable for any Plan Year (or portion thereof) to which it applies.

The Participant further acknowledges and understands that:

(a)

Any rights of the Participant or any Beneficiary will be solely those of an unsecured-creditor of the Employer. If the Employer purchases an insurance policy or any other asset in connection with the liabilities assumed by it under the Plan, then, except as otherwise expressly provided, such policy or other assets will not be deemed to be held under any trust for the benefit of the Participant or his or her Beneficiary or to be collateral security for the performance of the obligations of the Employer, but will be, and remain, a general, unpledged, unrestricted asset of the Employer.

(b)

Neither the Employer, its officers, its employees nor its agents have any responsibility whatsoever for any changes made by the Participant in other personal plans or programs as a result of the Participant’s decision to participate or not to participate in the Plan, and they are fully released to such extent.

(c)	The Plan may be amended or terminated at any time to the extent provided in Article VIII of the Plan.

(d)	This Plan Agreement may be amended or terminated by the Employer or the Committee at any time to the extent provided in Section 8.3 of the Plan.

(e)

If he or she incurs a separation from service with the Company and its Subsidiaries or his or her participation in the Plan is terminated prior to Retirement, then except as provided in Article IV (regarding Retirement Benefits), Article V (regarding Death), Article VI (regarding Disability) and Article VIII (regarding termination), the Participant will forfeit the right to receive any benefits under the Plan and that all Covered Salary Deferrals made by Participant under the Plan pursuant to his or her Election to Participate or this Plan Agreement will be forfeited.

(f)

Any dispute or claim for benefits under this Plan must be resolved through the claims procedure set forth in Article XIII which procedure culminates in binding arbitration. By electing to participate in this Plan, the Participant hereby agrees to binding arbitration as the final means of dispute resolution with respect to the Plan.

IN WITNESS WHEREOF, Employer, and Employee have executed this Plan Agreement as of                                 .

EMPLOYER:

By:

Title:

EMPLOYEE:

Original Entry Date:
(Signature)

(Type or print name under signature)

(Address of Employee)

APPENDIX B-A1

CHAPARRAL STEEL COMPANY

FINANCIAL SECURITY PLAN

PLAN AGREEMENT

The undersigned Employee acknowledges that, as an Employee of Chaparral Steel Company or a subsidiary (collectively the “Employer”), he or she has been offered an opportunity to participate in the Amended and Restated Financial Security Plan of Chaparral Steel Company (the “Plan”) described in the attached document (all capitalized terms herein will have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Agreement) and subject to the terms and conditions stated therein, and that Employee has elected one of the two alternatives set forth below as indicated by the space checked:

☐	To participate in the Plan (if selected, complete the remainder of this Agreement).

☐	Not to participate in the Plan (if selected, do not complete the remainder of this Agreement, but sign below).

Covered Salary, benefits, and payments to the cost of Death Benefits are agreed to be as follows:

1.	Covered Salary: $ per month.

This represents          50% or          100% (select one) of my Covered Salary as of the date of my initial enrollment or the date of any application for an increased Level of Participation in the Plan.

2.	Retirement Benefit (Article IV):

(a)	Normal Retirement Benefit. Payable at the Participant’s Normal Retirement Date, as specified by Section 4.1 of the Plan based on the Participant’s Total Benefit which is $ .

Part A Benefit. Retirement Benefit (90% of Total Benefit). To be paid in monthly installments equal to 80% of the Participant’s monthly Covered Salary until such benefit has been paid in full (i.e., until 90% of the Participant’s Total Benefit has been paid). In the event of the Participant’s death prior to the complete payment of such benefit, such monthly payments will continue to be paid to his or her Beneficiary until such benefit has been paid in full.

(i)	Part B Benefit. Post Retirement Death Benefit (10% of Total Benefit) $ to be paid in a lump sum pursuant to Section 4.1 of the Plan.

(b)	Retirement After Age 65: Late Retirement Benefit payable in accordance with Section 4.2 of the Plan.

(c)

Early Retirement Benefit: Reduced amounts to be determined and paid as specified by Section 4.3 of the Plan. For this purpose, Early Retirement Date means (i) for Transfer Participants who were Texas Industries Inc. officers and executives selected as Participants in the TXI FSP Plan A prior to the TXI/Chaparral Merger age 55 and (ii) for all other Plan A participants, the Participant’s Early Retirement Date.

(d)	Deferred Retirement Benefit: Amounts to be determined and paid as specified in the Section 4.4 of the Plan; provided, that Part A Benefit may not exceed 50% of Covered Salary.

[1]	For use only by Transfer Participants who were Participants in the TXI FSP (Plan A) immediately prior to July 29, 2005.

3.	Death Benefit (Article V):

The greater of

(a)	Death Benefit under Section 5.1

(i)	One hundred percent (100%) of Covered Salary: $ per month for the first 12 months after death, plus

(ii)	Fifty percent (50%) of Covered Salary: $ per month for the next 108 months or until the Participant’s Normal Retirement Age, whichever is later; or

(b)	Early Retirement Benefit under Section 4.3

The Participant hereby authorizes the Employer to reduce his or her monthly Covered Salary by              ($            ) per month, commencing                     , 2       and continuing thereafter pursuant to the provisions of Article III of the Plan. Participant understands that such election will continue in effect for all future years of his or her participation in the Plan until modified or revoked by Participant by written request. Participant understands that any such modification or revocation is not effective for the Plan Year in which it is made but rather will be effective as of January 1 of the following Plan Year and that this election is irrevocable for any Plan Year (or portion thereof) to which it applies.

The Participant further acknowledges, agrees and understands that:

(a)

Any rights of the Participant or any Beneficiary will be solely those of an unsecured-creditor of the Employer. If the Employer purchases an insurance policy or any other asset in connection with the liabilities assumed by it under the Plan, then, except as otherwise expressly provided, such policy or other assets will not be deemed to be held under any trust for the benefit of the Participant or his or her Beneficiary or to be collateral security for the performance of the obligations of the Employer, but will be, and remain, a general, unpledged, unrestricted asset of the Employer.

(b)

Neither the Employer, its officers, its employees nor its agents have any responsibility whatsoever for any changes made by the Participant in other personal plans or programs as a result of the Participant’s decision to participate or not to participate in the Plan, and they are fully released to such extent.

(c)	The Plan may be amended or terminated at any time, to the extent provided in Article VIII of the Plan.

(d)	This Plan Agreement may be amended or terminated by the Employer or the Committee at any time to the extent provided in Section 8.3 of the Plan.

(e)

If he or she incurs a separation from service with the Company and its Subsidiaries or his or her participation in the Plan is terminated prior to Retirement, then except as provided in Article IV (regarding Retirement Benefits), Article V (regarding Death), Article VI (regarding Disability) and Article VIII (regarding termination), the Participant will forfeit the right to receive any benefits under the Plan and that all Covered Salary Deferrals made by Participant under the Plan pursuant to his or her Election to Participate or this Plan Agreement will be forfeited.

(f)

Any dispute or claim for benefits under this Plan must be resolved through the claims procedure set forth in Article XIII which procedure culminates in binding arbitration. By electing to participate in this Plan, the Participant hereby agrees to binding arbitration as the final means of dispute resolution with respect to the Plan.

IN WITNESS WHEREOF, Employer, and Employee have executed this Plan Agreement as of                                         .

EMPLOYER:

By:

Title:

EMPLOYEE:

Original Entry Date: .
(Signature)

(Type or print name under signature)

(Address of Employee)

APPENDIX B-B2

FINANCIAL SECURITY PLAN

OF CHAPARRAL STEEL COMPANY

PLAN AGREEMENT

The undersigned Employee acknowledges that, as an Employee of Chaparral Steel Company or a subsidiary (collectively the “Employer”), he or she has been offered an opportunity to participate in the Amended and Restated Financial Security Plan of Chaparral Steel Company (the “Plan”) described in the attached document (all capitalized terms herein will have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Agreement) and subject to the terms and conditions stated therein, and that Employee has elected one of the two alternatives set forth below as indicated by the space checked:

☐	To participate in the Plan (if selected, complete the remainder of this Agreement).

☐	Not to participate in the Plan (if selected, do not complete the remainder of this Agreement, but sign below).

Covered Salary, benefits, and payments to the cost of Death Benefits are agreed to be as follows:

1.	Covered Salary: $ per month.

This represents          50% or          100% (select one) of my Covered Salary as of the date of my initial enrollment or the date of any application for an increased Level of Participation in the Plan.

2.	Retirement Benefit (Article IV):

(a)	Normal Retirement Benefit. Payable at the Participant’s Normal Retirement Date as specified by Section 4.1 of the Plan:

(i)	Part A Benefit ( % of Covered Salary): Annual Retirement Benefit at the Participant’s Normal Retirement Date:

$             per month for life or one hundred and eighty (180) months certain.

(ii)	Part B Benefit ( % of Covered Salary): Post Retirement Death Benefit: $ to be paid in a lump sum pursuant to Section 4.1.

(b)	Retirement after Normal Retirement Date: Late Retirement Benefit payable in accordance with Section 4.2 of the Plan.

(c)	Early Retirement Benefit: Reduced amounts to be determined and paid as specified by Section 4.3 of the Plan.

(d)	Deferred Retirement Benefit: Amounts to be determined and paid as specified in the Section 4.4 of the Plan.

3.	Death Benefit (Article V):

The greater of

(a)	Death Benefit under Section 5.1

(i)	One hundred percent (100%) of Covered Salary: $ per month for the first 12 months after death, plus

[2]	For use only by Transfer Participants who were Participants in the TXI FSP (Plan B) immediately prior to July 29, 2005.

(ii)	Fifty percent (50%) of Covered Salary: $ per month for the next 108 months or until the Participant’s Normal Retirement Age, whichever is later; or

(b)	Early Retirement Benefit under Section 4.3

The Participant hereby authorizes the Employer to reduce his or her monthly Covered Salary by              ($            ) per month, commencing                         , 2       and continuing thereafter pursuant to the provisions of Article III of the Plan. Participant understands that such election will continue in effect for all future years of his or her participation in the Plan until modified or revoked by Participant by written request. Participant understands that any such modification or revocation is not effective for the Plan Year in which it is made but rather will be effective as of January 1 of the following Plan Year and that this election is irrevocable for any Plan Year (or portion thereof) to which it applies.

The Participant further acknowledges, agrees and understands that:

(a)

Any rights of the Participant or any Beneficiary will be solely those of an unsecured-creditor of the Employer. If the Employer purchases an insurance policy or any other asset in connection with the liabilities assumed by it under the Plan, then, except as otherwise expressly provided, such policy or other assets will not be deemed to be held under any trust for the benefit of the Participant or his or her Beneficiary or to be collateral security for the performance of the obligations of the Employer, but will be, and remain, a general, unpledged, unrestricted asset of the Employer.

(b)

Neither the Employer, its officers, its employees nor its agents have any responsibility whatsoever for any changes made by the Participant in other personal plans or programs as a result of the Participant’s decision to participate or not to participate in the Plan, and they are fully released to such extent.

(c)	The Plan may be amended or terminated at any time, to the extent provided in Article VIII of the Plan.

(d)	This Plan Agreement may be amended or terminated by the Employer or the Committee at any time to the extent provided in Section 8.3 of the Plan.

(e)

If he or she incurs a separation from service with the Company and its Subsidiaries or his or her participation in the Plan is terminated prior to Retirement, then except as provided in Article IV (regarding Retirement Benefits), Article V (regarding Death), Article VI (regarding Disability) and Article VIII (regarding termination), the Participant will forfeit the right to receive any benefits under the Plan and that all Covered Salary Deferrals made by Participant under the Plan pursuant to his or her Election to Participate or this Plan Agreement will be forfeited.

(f)

Any dispute or claim for benefits under this Plan must be resolved through the claims procedure set forth in Article XIII which procedure culminates in binding arbitration. By electing to participate in this Plan, the Participant hereby agrees to binding arbitration as the final means of dispute resolution with respect to the Plan.

IN WITNESS WHEREOF, Employer, and Employee have executed this Plan Agreement as of                         .

EMPLOYER:

By:

Title:

EMPLOYEE:

Original Entry Date: .
(Signature)

(Type or print name under signature)

(Address of Employee)

APPENDIX B-D3

FINANCIAL SECURITY PLAN

OF CHAPARRAL STEEL COMPANY

PLAN AGREEMENT

The undersigned Employee acknowledges that, as an Employee of Chaparral Steel Company or a subsidiary (collectively the “Employer”), he or she has been offered an opportunity to participate in the Amended and Restated Financial Security Plan of Chaparral Steel Company (the “Plan”) described in the attached document (all capitalized terms herein will have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Agreement) and subject to the terms and conditions stated therein, and that Employee has elected one of the two alternatives set forth below as indicated by the space checked:

☐	To participate in the Plan (if selected, complete the remainder of this Agreement).

☐	Not to participate in the Plan (if selected, do not complete the remainder of this Agreement, but sign below).

Covered Salary, benefits, and payments to the cost of Death Benefits are agreed to be as follows:

1.	Covered Salary: $ per month.

This represents          50% or          100% (select one) of my Covered Salary as of the date of my initial enrollment or the date of any application for an increased Level of Participation in the Plan.

2.	Retirement Benefit (Article IV):

(a)	Normal Retirement Benefit. Payable at the Participant’s Normal Retirement Date, as specified by Section 4.1 of the Plan.

(i)	Part A Benefit. $ per month for life or one hundred eighty (180) months certain.

(ii)	Part B Benefit. (25% of Covered Salary) Post Retirement Death Benefit: $ to be paid in the form of a lump sum pursuant to Section 4.1.

(b)	Retirement After Age 65: Late Retirement Benefit payable in accordance with Section 4.2 of the Plan.

(c)

Early Retirement Benefit: Reduced amounts to be determined and paid as specified by Section 4.3 of the Plan. For this purpose, the fraction specified in Section 4.3 will be based on the number of whole years between the date Participant was first employed by the “company” (as defined in the TXI FSP) (the Original Entry Date) and the date of the Participant’s Retirement.

(d)

Deferred Retirement Benefit: Amounts to be determined and paid as specified in Section 4.4 of the Plan. For this purpose the fraction specified in Section 4.4 will be based on the number of whole years between the date Participant was first employed by the “company” (as defined in the TXI FSP) (the Original Entry Date) and the date Participant ceases to be a Participant.

3.	Death Benefit (Article V):

The greater of

(a)	Death Benefit under Section 5.1

[3]	For use only by Transfer Participants who were Participants in the TXI FSP (Plan D) immediately prior to July 29, 2005.

(i)	One hundred percent (100%) of Covered Salary: $ per month for the first 12 months after death, plus

(ii)	Fifty percent (50%) of Covered Salary: $ per month for the next 108 months or until the Participant’s Normal Retirement Age, whichever is later; or

(b)	Early Retirement Benefit under Section 4.3

The Participant hereby authorizes the Employer to reduce his or her monthly Covered Salary by              ($            ) per month, commencing                             , 2         and continuing thereafter pursuant to the provisions of Article III of the Plan. Participant understands that such election will continue in effect for all future years of his or her participation in the Plan until modified or revoked by Participant by written request. Participant understands that any such modification or revocation is not effective for the Plan Year in which it is made but rather will be effective as of January 1 of the following Plan Year and that this election is irrevocable for any Plan Year (or portion thereof) to which it applies.

The Participant further acknowledges and understands that:

(a)

Any rights of the Participant or any Beneficiary will be solely those of an unsecured-creditor of the Employer. If the Employer purchases an insurance policy or any other asset in connection with the liabilities assumed by it under the Plan, then, except as otherwise expressly provided, such policy or other assets will not be deemed to be held under any trust for the benefit of the Participant or his or her Beneficiary or to be collateral security for the performance of the obligations of the Employer, but will be, and remain, a general, unpledged, unrestricted asset of the Employer.

(b)

Neither the Employer, its officers, its employees nor its agents have any responsibility whatsoever for any changes made by the Participant in other personal plans or programs as a result of the Participant’s decision to participate or not to participate in the Plan, and they are fully released to such extent.

(c)	The Plan may be amended or terminated at any time, to the extent provided in Article VIII of the Plan.

(d)	This Plan Agreement may be amended or terminated by the Employer or the Committee at any time to the extent provided in Section 8.3 of the Plan.

(e)

If he or she incurs a separation from service with the Company and its Subsidiaries or his or her participation in the Plan is terminated prior to Retirement, then except as provided in Article IV (regarding Retirement Benefits), Article V (regarding Death), Article VI (regarding Disability) and Article VIII (regarding termination), the Participant will forfeit the right to receive any benefits under the Plan and that all Covered Salary Deferrals made by Participant under the Plan pursuant to his or her Election to Participate or this Plan Agreement will be forfeited.

(f)

Any dispute or claim for benefits under this Plan must be resolved through the claims procedure set forth in Article XIII which procedure culminates in binding arbitration. By electing to participate in this Plan, the Participant hereby agrees to binding arbitration as the final means of dispute resolution with respect to the Plan.

IN WITNESS WHEREOF, Employer, and Employee have executed this Plan Agreement as of                             .

EMPLOYER:

By:

Title:

EMPLOYEE:

Plan Entry Date: .
(Signature)

Original Entry Date: .
(Type or print name under signature)

(Address of Employee)

APPENDIX C

FINANCIAL SECURITY PLAN

OF CHAPARRAL STEEL COMPANY

BENEFICIARY DESIGNATION

1.	Participant: ______________________________________________________________________________________.

2.	Scope:

This Beneficiary Designation applies to all benefits of the Plan to which the above-named Participant has the right to name the Beneficiary.

3.	COUNSEL:

THE DESIGNATION OF A BENEFICIARY OR BENEFICIARIES MAY HAVE SIGNIFICANT ESTATE AND GIFT TAX CONSEQUENCES TO THE PARTICIPANT. ACCORDINGLY, THE PARTICIPANT SHOULD SEEK THE ADVICE OF PROFESSIONAL COUNSEL WHO IS FAMILIAR WITH THE ESTATE AND GIFT TAX ASPECTS OF NONQUALIFIED RETIREMENT AND SALARY CONTINUATION PLANS BEFORE COMPLETING THIS FORM.

4.	Identification of Beneficiaries:

A.	Primary Beneficiary:

B.	Secondary Beneficiary:

5.	Spousal Consent: (only complete if spouse is not primary Beneficiary)

If you are married (or deemed to be married under state common law), your spouse must complete this section of the form unless you have named your spouse as your sole (100%) primary Beneficiary.

I, the undersigned spouse, am married (or deemed under applicable state law to be married) to                      (the “Participant”). I hereby consent to the Participant’s designation of the primary Beneficiary or Beneficiaries as set forth above.

I hereby represent that I have read and understand this form and, further, that I understand that the effect of my consent is that I will not receive from the Plan the benefits which I otherwise could have received upon Participant’s death.

Spouse’s Signature Date	Date

Spouse’s Printed Name

(Spousal Consent, if applicable, must be notarized.)

State of:                          County of:

The person whose signature is set forth above as the spouse of the Participant appeared before me this day and completed or affirmed such signature in my presence as his or her free and voluntary act given under my hand and notarial seal this              day of                             , 20    .

Notary Public’s Printed Name

Notary Public’s Signature	Notary Public’s Address

Commission Expires

6.	Methods of Payment (Check One):

☐	Alternative 1 – Beneficiary Includes Estate of Beneficiary.

Beneficiary means the Primary Beneficiary if such Primary Beneficiary survives the Participant, and means the Primary Beneficiary’s estate if such Primary Beneficiary survives Participant but thereafter dies. The term Beneficiary means the Secondary Beneficiary if the Primary Beneficiary fails to survive the Participant, and means the estate of the Secondary Beneficiary when the Secondary Beneficiary thereafter dies. If both the Primary and Secondary Beneficiaries fail to survive the Participant, the term Beneficiary means the estate of the Participant.

☐	Alternative 2 – Beneficiary Does not Include Estate of Beneficiary.

Beneficiary means the Primary Beneficiary if such Primary Beneficiary survives the Participant, and means the Secondary Beneficiary if either the Primary Beneficiary fails to survive the Participant or the Primary Beneficiary survives the Participant but thereafter dies. If both the Primary and Secondary Beneficiaries fail to survive the Participant, the term Beneficiary means the estate of the Participant.

☐	Alternative 3 – To Be Specified by Participant.

_____________________________________________________________________________________

_____________________________________________________________________________________

_____________________________________________________________________________________

7.	Survivorship (Check One):

☐	Alternative 1 – Beneficiary Must Survive Participant by 30 Days.

For purposes of this Beneficiary Designation, no person will be deemed to have survived the Participant if that person dies within thirty (30) days of the Participant.

☐	Alternative 2. – Spouse Deemed to Survive Participant in Certain Circumstances.

If the Participant and the spouse die under circumstances such that there is insufficient evidence to determine the order of their deaths or if the spouse outlives the Participant for any time whatsoever, the spouse will be deemed to have survived the Participant. For all other purposes of this Beneficiary Designation, no person will be deemed to have survived the Participant if that person dies within thirty (30) days of the death of the Participant.

8.	Duration:

This Beneficiary Designation is effective until the Participant files another such Designation with the Committee pursuant to Section 5.3 of the Plan. Any previous Beneficiary Designations are hereby revoked.

9.	Execution:

Date:	Participant:

Witness:

10.	Approval:

This Beneficiary Designation is acknowledged and approved this              day of                             , 20     and will be effective as of the date executed by the Participant above.

CHAPARRAL STEEL COMPANY

By:

APPENDIX D

FINANCIAL SECURITY PLAN

OF CHAPARRAL STEEL COMPANY

ELECTION TO DELAY PAYMENT OF RETIREMENT BENEFIT

In order to comply with section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), the Financial Security Plan of Chaparral Steel Company (the “Plan”) limits your ability to elect to change the date on which your Retirement Benefits will be paid under the Plan (all capitalized terms herein will have the same meaning as set forth in the Plan, unless otherwise expressly provided in this Election Form). Specifically, unless specified otherwise in your Plan Agreement, if you Retire from the Company on or after your Early Retirement Date, payment of your Retirement Benefits will begin as of the first of the month following your Retirement subject to the provisions of Section 4.6, regarding the six (6) month and one (1) day delay in payment applicable to Key Employees. However, you may make a one-time irrevocable election to delay the payment of your Retirement Benefits by completing this Election Form.

Any such election (i) must not take effect until at least 12 months after the date on which the election is made and (ii) must delay the benefit commencement date for five (5) years from the date the payments would have otherwise begun. If your election does not comply with these requirements, it will be null and void and will have no impact on the payment of your Retirement Benefits (i.e., your Retirement Benefits will be paid at your Retirement as described above).

Note: this election does not apply to the payment of the Deferred Vested Retirement Benefit under the Plan (i.e., the benefit payable to you if you terminate participation in the Plan prior to your Early Retirement Age and have a vested interest in the Plan). Payment of your Deferred Vested Retirement Benefit will be made once you terminate employment and reach Normal Retirement Age (i.e., age 65 unless specified otherwise in your Agreement).

Examples. If you file this election and you Retire at age 62, payment of your Early Retirement Benefits will not begin until you have attained age 67. Similarly, if after filing this election you continue working until age 65, payment of your Normal Retirement Benefits will not begin until you reach age 70. Conversely, if you do not file this election, then payment of your Early Retirement Benefits in the first scenario described above would begin at age 62 and payment of your Normal Retirement Benefit would begin at age 65 in the second scenario described above. Thus, you should not file this election unless you are certain that you wish to delay the payment of your Retirement Benefits for a period of five (5) years following your Retirement.

Election:

☐	I hereby elect to delay payment of my Retirement Benefits pursuant to the terms of the Plan for five (5) years following my Retirement on or after my Early Retirement Date, as described above.

I understand that once made this election is irrevocable and may not be changed.

Participant:

Signature

Type or print name

Date:

Chaparral Steel Company

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